UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): August 15, 2003



                         WPCS INTERNATIONAL INCORPORATED
               (Exact name of registrant as specified in charter)



       Delaware                   0-26277                   98-0204758
(State or other jurisdiction    (Commission                (IRS Employer
    of incorporation)            File Number)            Identification No.)



140 South Village Avenue, Suite 20, Exton, Pennsylvania         19341
     (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (610) 903-0400

ITEM 7.  Financial Statements and Exhibits.

   (c)  Exhibits.  The following documents are filed as exhibits to this report:

            99.1        Press release issued August 15, 2003

ITEM 9. Regulation FD Disclosure (information furnished under Item 12, "Results of Operations and Financial Condition").

     The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition," and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     A copy of the press release issued by WPCS International Incorporated on August 15, 2003, announcing its results of operations and financial condition for the fourth quarter and year ended April 30, 2003, is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WPCS International Incorporated




Date:  August 19, 2003                 /s/ ANDREW HIDALGO
                                       ---------------------------
                                       Andrew Hidalgo, President